Exhibit 99.1

SentinelOne Announces Proposed Private Placement of $1.25 Billion of Convertible Senior Notes Due 2031

MOUNTAIN VIEW, CA / SentinelOne, Inc. (NYSE: S) (“SentinelOne”) today announced that it intends to offer, subject to market conditions and other factors, $1.25 billion aggregate principal amount of 0.00% Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). SentinelOne also intends to grant the initial purchasers of the notes an option to purchase, for settlement during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $187.5 million aggregate principal amount of the notes.

The notes will be general senior unsecured obligations of SentinelOne. The notes will not bear regular interest, and the principal amount of the notes will not accrete. Upon conversion, SentinelOne will pay or deliver, as the case may be, cash, shares of SentinelOne’s Class A common stock or a combination of cash and shares of SentinelOne’s Class A common stock, at SentinelOne’s election. The final terms of the notes, including the initial conversion rate and certain other terms, will be determined at the time of the pricing of the notes.

SentinelOne expects to use the net proceeds from the offering (i) to pay the cost of the privately negotiated capped call transactions described below, (ii) to repurchase up to $150.0 million of shares of its Class A common stock concurrently with the pricing of the notes, as described below, and (iii) the remainder for general corporate purposes, additional repurchases of its Class A common stock, working capital, capital expenditures, and potential acquisitions and strategic transactions or investments involving businesses, technologies, or products that SentinelOne may identify from time to time.

In connection with the pricing of the notes, SentinelOne expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of SentinelOne’s Class A common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to SentinelOne’s Class A common stock upon any conversion of notes and/or offset any cash payments SentinelOne is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. SentinelOne anticipates that the cap price of the capped call transactions will initially represent a premium of at least 100% over the last reported sale price of SentinelOne’s Class A common stock on The New York Stock Exchange on the pricing date of the offering. If the initial purchasers exercise their option to purchase additional notes, SentinelOne expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, SentinelOne expects that the option counterparties or their respective affiliates will purchase shares of SentinelOne’s Class A common stock and/or enter into various derivative transactions with respect to SentinelOne’s Class A common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of SentinelOne’s Class A common stock or the notes at that time.

In addition, SentinelOne expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to SentinelOne’s Class A common stock and/or purchasing or selling SentinelOne’s Class A common stock or other securities of SentinelOne in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any early conversion, repurchase, or redemption of the notes, to the extent SentinelOne unwinds a corresponding portion of the capped call transactions, or if SentinelOne otherwise unwinds all or a portion of the capped call transactions, and during the final observation period for the conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of SentinelOne’s Class A common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of the notes.

Concurrently with the pricing of the notes, SentinelOne intends to use a portion of the net proceeds from the offering to repurchase up to $150.0 million of shares of its Class A common stock from purchasers of notes in the offering in privately negotiated transactions with or through one of the initial purchasers or its affiliates (the “share repurchases”). The share repurchases could increase, or reduce the size of any decrease in, the market price of SentinelOne’s Class A common stock, including concurrently with the pricing of the notes, resulting in a higher effective conversion price for the notes. SentinelOne expects the purchase price per share of SentinelOne’s Class A common stock repurchased in the share repurchases to equal the closing price of SentinelOne’s Class A common stock on The New York Stock Exchange on the date of pricing of the notes. No assurance can be given as to how much, if any, of SentinelOne’s Class A common stock will be repurchased or the terms on which it will be repurchased. The offering is not contingent upon the repurchase of SentinelOne’s Class A common stock. SentinelOne may also conduct further repurchases of its Class A common stock after the offering of the notes is completed.

The offer and sale of the notes and any shares of SentinelOne’s Class A common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

SentinelOne intends to enter into a credit agreement (the “credit agreement”) with respect to a $400 million secured revolving credit facility and is currently in discussions with potential lenders regarding the terms thereof. However, the credit agreement has not been executed as of the date of this press release, and there can be no assurance that SentinelOne will enter into the credit agreement on favorable terms or at all. The completion of the offering is not contingent upon SentinelOne’s entry into the credit agreement.

This press release is neither an offer to sell nor a solicitation of an offer to buy the notes or any shares of Class A common stock issuable upon the conversion of the notes, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the proposed terms of the notes and capped call transactions, the timing, completion and size of the proposed offering of the notes and capped call transactions, the anticipated use of proceeds from the offering (including the expected terms and the consummation of the share repurchases), the grant of the option to the initial purchasers, the effects of the share repurchases, expectations regarding the effect of the capped call transactions and the actions of the option counterparties and their respective affiliates, and SentinelOne’s intention to enter into the credit agreement. In some cases, forward-looking statements can be identified by terminology such as “will,” “may,” “should,” “could,” “expects,” “intends,” “plans,” “aims,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond SentinelOne’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, among others, those risks and uncertainties described under the heading “Risk Factors” in SentinelOne’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, each filed with the U.S. Securities and Exchange Commission (the “SEC”), and in subsequent filings made by SentinelOne with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, SentinelOne disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on SentinelOne’s current expectations and speak only as of the date of this press release.

Media Contact:

Regan DePinto

press@sentinelone.com